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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 26, 2002
                                                       --------------------


                        ACTIVE LINK COMMUNICATIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Commission file number:  0-30220

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
                         Colorado                                              84-0917382
--------------------------------------------------------------    ------------------------------------
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification No.)

1840 Centre Point Drive, Naperville, IL                                         60563-9364
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    (Address of principal executive offices)                                    (Zip Code)
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                                 (630) 955-9755
              -----------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company issued a news release on September 26, 2002. A copy of the news release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits

          99.1     News release release dated September 26, 2002.


 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Active Link Communications, Inc.
                                     --------------------------------
                                     (Registrant)


Date: September 26, 2002             /s/ William D. Kelly
      ------------------             -------------------------------------------
                                     William D. Kelly
                                     Vice President and Chief Financial Officer


                                       2
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                                 EXHIBIT INDEX


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
EXHIBIT
NUMBER                           DESCRIPTION
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
 99.1            News release release dated September 26, 2002.
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